SUPPLEMENT DATED OCTOBER 29, 2004
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004,
                          AS AMENDED MAY 5, 2004, OF:
       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE TRUST)


The Statement of Additional Information (SAI) for the Trust is amended as follows:

I. Adding the following bullet point to the section "Other Investments and Strategies" of the FRANKLIN HIGH INCOME FUND:

     o  invest up to 10% of its assets in credit-linked securities.

II. Adding the following bullet point to the section "Other Investments and Strategies" of the FRANKLIN STRATEGIC INCOME SECURITIES FUND:

     o CREDIT-LINKED SECURITIES. The Fund may invest up to 10% of its assets in credit-linked securities, which the investment manager may use as a means to invest more rapidly and efficiently in certain segments of the high yield, bank loan and investment grade debt markets.

III. Adding the following to the end of the discussion of "SWAPS, CAPS AND FLOORS" in the section "Glossary of Securities, Investment Techniques and their Risks Common to More Than One Fund":

      4. CREDIT DEFAULT SWAPS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The contingent payment may be a cash settlement or the physical delivery of the reference obligation in return for payment of the face amount of the obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is subject to the risk that seller will not satisfy its contingent payment obligation, if and when due. In addition, credit default swaps are subject to general market risk, liquidity risk and credit risk. The Funds currently do not anticipate investing in credit default swaps, other than indirectly through investments in credit-linked securities where otherwise permitted.

      5. CREDIT-LINKED SECURITIES. A Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps in corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities. Funded credit-linked securities are structured so that the Fund's total investment is made when it purchases the security with no further exposure to the Fund beyond its initial investment; consequently, the purchase of these securities will not add leverage to the Fund.

      A Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, resulting in a loss of a portion of the Fund's investment. Thereafter, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate or other issuer, a credit event with respect to such issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple issuers.

      In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

      An investment in credit-linked securities also involves reliance on the counterparty to the credit default swap entered into with the issuer of the credit-linked security to make periodic payments to the issuer under the terms of the swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

      Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. A Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

      The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

      The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "SWAPS, CAPS AND FLOORS" above for a description of additional risks associated with credit default swaps.

IV. Replacing the subsection "Dealer Compensation" in the section "The Underwriter" with the following:

      DEALER COMPENSATION. In addition to the payments above, Distributors and/or its affiliates may make the following payments out of its own assets to certain dealers who sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust ("Qualifying Dealers"):

      MARKETING SUPPORT PAYMENTS. Distributors may make payments to Qualifying Dealers. A Qualifying Dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the Qualifying Dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates Qualifying Dealers differently depending upon, among other factors, whether the Qualifying Dealer is directly selling Franklin Templeton funds, or participating in the offering of variable insurance products that invest in the Trust, sales and asset levels, redemption rates and the level and/or type of marketing and educational activities provided by the Qualifying Dealer.

      OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to Qualifying Dealers which sell or arrange for the direct or indirect sale of shares of Franklin Templeton funds. Such compensation may include financial assistance to Qualifying Dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

      Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the ability to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

      You can ask your insurance company and Qualifying Dealer for information about any payments they receive from Distributors and any services provided.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.
                                                                   FTVIPT SAI-1